UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 28, 2026

Benchmark 2026-V22 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002126766)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-04	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 26, 2026 (the “Closing Date”), Benchmark 2026-V22 Mortgage Trust (the “Issuing Entity”) issued the Benchmark 2026-V22 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-V22, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2026 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2026 under Commission File No. 333-286596-04 (the “Form 8-K/A”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Del Rey Campus Whole Loan”) relating to the Mortgage Loan (the “Del Rey Campus Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Del Rey Campus was required to be serviced and administered pursuant to the Benchmark 2026-V21 PSA which is the servicing agreement for the Benchmark 2026-V21 securitization trust (into which a Companion Loan with respect to the Del Rey Campus Whole Loan was deposited). The Benchmark 2026-V21 PSA was filed as Exhibit 4.5 to the Current Report on Form 8-K with respect to the Issuing Entity, filed with the Commission on May 12, 2026 under Commission File No. 333-286596-04.

On May 28, 2026, the Servicing Shift Lead Note with respect to the Del Rey Campus Whole Loan was contributed to the commercial mortgage securitization transaction (the “WFCM 2026-5C9 Securitization”) involving the issuance of the Wells Fargo Commercial Mortgage Trust 2026-5C9, Commercial Mortgage Pass-Through Certificates, Series 2026-5C9 (the “WFCM 2026-5C9 Certificates”). Upon the issuance of the WFCM 2026-5C9 Certificates, the servicing and administration of the Del Rey Campus Whole Loan are required to be transferred from the Benchmark 2026-V21 PSA to the pooling and servicing agreement governing the issuance of the WFCM 2026-5C9 Certificates, dated as of May 1, 2026 (the “WFCM 2026-5C9 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “WFCM 2026-5C9 Depositor”), Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The WFCM 2026-5C9 PSA, in the form most recently filed with the Commission by or on behalf of the WFCM 2026-5C9 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the WFCM 2026-5C9 PSA applicable to the servicing of the Del Rey Campus Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on May 12, 2026 pursuant to Rule 424(b)(2) under Commission File Number 333-286595-04, but will differ in certain respects as described below and, treating the WFCM 2026-5C9 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Del Rey Campus Whole Loan becoming a specially serviced loan under the WFCM 2026-5C9 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Del Rey Campus Whole Loan accruing at a rate equal to the greater of (i) a per annum rate of 0.25% and (ii) the per annum rate that would result in a special servicing fee of $5,000 for the related month.

•	In connection with a workout of the Del Rey Campus Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) (including scheduled payments, prepayments, balloon payments, and payments at maturity) received on the corrected Del Rey Campus Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in respect of the corrected Del Rey Campus Whole Loan.

•	The related Outside Special Servicer will be entitled to a liquidation fee calculated by application of a liquidation fee rate of 1% of the related payments or proceeds received in connection with the liquidation of the Del Rey Campus Whole Loan or related REO Property (or, if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.00% and (ii) such rate as would result in an aggregate liquidation fee equal to $25,000).

•	The Mortgaged Property relating to the Del Rey Campus Whole Loan is required to be inspected (A) at least once every 12 months if the related Pari Passu Companion Loan contributed to the WFCM 2026-5C9 Securitization has a stated principal balance of $4,000,000 or more and (B) at least once every 24 months if the related Pari Passu Companion Loan contributed to the WFCM 2026-5C9 Securitization has a stated principal balance of less than $4,000,000, in each case commencing in 2027 (and such Mortgaged Property is required to be inspected on or prior to December 31, 2028), in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	WFCM 2026-5C9 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2026	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

Benchmark 2026-V22 – Form 8-K